Exhibit10.9

HD PARTNERS ACQUISITION CORPORATION

                      , 200

Value Investments, LLC

2601 Ocean Park Boulevard

Suite 320

Santa Monica, California 90405

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of HD Partners Acquisition Corporation (“HD”) and continuing until the earlier of the consummation by HD of a “Business Combination” or HD’s liquidation (as described in HD’s IPO prospectus) (the “Termination Date”), Value Investments, LLC shall make available to HD certain office space, utilities, administrative, technology and secretarial services as may be required by HD from time to time, situated at 2601 Ocean Park Boulevard, Suite 320, Santa Monica, California 90405.  In exchange therefor, HD shall pay Value Investments, LLC up to $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

HD PARTNERS ACQUISITION CORPORATION

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

VALUE INVESTMENTS, LLC

By:
Name:
Title: